Exhibit 99.1

FORT Robotics SAFETY + SECURITY + RELIABILITY The Trust Layer for Physical AI August 2026 | INVESTOR PRESENTATION | CONFIDENTIAL

2 About This Presentation This confidential presentation ("presentation") is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to (1) a business combination (the "proposed transaction") between Fort Robotics, Inc. ("Fort Robotics") and Newbury Street II Acquisition Corp ("Newbury Street" and "NTWO") and (2) Newbury Street's proposed private offering of public securities (the "proposed financing") and for no other purpose. The information contained herein does not purport to be all-inclusive and none of Fort Robotics, Newbury Street nor any of their respective affiliates, directors, officers, employees or advisers or any other person has independently verified the information in this presentation and no representation or warranty, express or implied, is or will be given by any such person as to the accuracy or completeness of information in this presentation. To the fullest extent permitted by law, in no circumstances will Fort Robotics, Newbury Street or any of their respective subsidiaries, interest holders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Recipients of this presentation are not to construe its contents, or any prior or subsequent communications from or with Fort Robotics, Newbury Street or their respective representatives, as investment, legal or tax advice. In addition, this presentation does not purport to be all- inclusive or to contain all of the information that may be required to make a full analysis of Fort Robotics, Newbury Street, the proposed transaction or the proposed financing. Recipients of this presentation should each make their own evaluation of Fort Robotics, Newbury Street, the proposed transaction and the proposed financing and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. This presentation is for informational purposes only to assist prospective purchasers in the proposed financing in making their own evaluation with respect to the transaction. By accepting this presentation, the recipient acknowledges and agrees that all of the information contained herein or disclosed orally during this presentation is confidential, that the recipient will not distribute, reproduce, disclose or use such information for any purpose other than for the purpose of evaluating the recipient's participation in the proposed financing. Further, by accepting this presentation, the recipient agrees to maintain all such information in strict confidence, including in strict accordance with any other contractual obligations applicable to the recipient and all applicable laws, until such information becomes publicly available not as a result of any breach of such confidentiality obligation. Forward-Looking Statements This communication includes "forward-looking statements" within the meaning of the federal securities laws. Forward-looking statements may be identified by the use of words such as "estimate," "plan," "project," "forecast," "intend," "will," "expect," "anticipate," "believe," "seek," "target," "continue," "could," "may," "might," "possible," "potential," "predict" or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements are based on current expectations and projections about future events. These statements include: projections of market opportunity and market share; estimates of customer adoption rates and usage patterns; projections regarding Fort Robotics' ability to commercialize new products and technologies and industry use cases; Fort Robotics' ability to maintain, protect, and enhance its intellectual property; Fort Robotics' deployment of proceeds from capital raising transactions; expectations regarding Fort Robotics' ability to execute its business model and the expected financial benefits of such model; Fort Robotics' expectations concerning relationships with strategic partners, suppliers, governments, state-funded entities, regulatory bodies and other third parties; future ventures or investments in companies, products, services, or technologies; expectations regarding Fort Robotics' acquisition strategy; projections of development and commercialization costs and timelines; expectations regarding Fort Robotics' ability to attract, retain, and expand its customer base; the successful consummation and potential benefits of the proposed transaction and expectations related to its terms and timing; and the potential for Fort Robotics to increase in value. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions, many of which are beyond the control of Fort Robotics and Newbury Street. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such statements. Such risks and uncertainties include, those described in Newbury Street's Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the U.S. Securities and Exchange Commission (the "SEC") on March 6, 2026, and in subsequent reports and disclosure documents that Newbury Street may file with the SEC together with additional risks relating to Fort Robotics and the proposed transaction, including, without limitation, the following: that Fort Robotics is pursuing an emerging technology; faces significant technical challenges and may not achieve commercialization or market acceptance; Fort Robotics' historical net losses and limited operating history; Fort Robotics' expectations regarding future financial performance and capital requirements; Fort Robotics' ability to manage growth and expand its operations; Fort Robotics' use and reporting of business and operational metrics; Fort Robotics' competitive landscape; Fort Robotics' dependence on members of its senior management and its ability to attract and retain qualified personnel; the potential need for additional future financing; potential future acquisitions or investments in companies, products, services or technologies; Fort Robotics' reliance on strategic partners and other third parties; Fort Robotics' ability to maintain, protect and defend its intellectual property rights; risks associated with privacy, data protection or cybersecurity incidents and related regulations; the use, rate of adoption, and regulation of artificial intelligence and machine learning; uncertainty or changes with respect to laws and regulations; uncertainty or changes with respect to taxes, trade conditions and macroeconomic environment; the combined company's ability to maintain internal control over financial reporting and operate a public company; the possibility that required regulatory approvals for the proposed transaction are delayed or are not obtained, which could adversely affect the combined company or the expected benefits of the proposed transaction; the risk that shareholders of Newbury Street could elect to have their shares redeemed, leaving the combined company with insufficient cash to execute its business plans; the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; the outcome of any legal proceedings or government investigations that may be commenced against Fort Robotics or Newbury Street; failure to realize the anticipated benefits of the proposed transaction; the ability of Newbury Street or the combined company to issue equity or equity- linked securities in connection with the proposed transaction or in the future; and other factors described in Newbury Street's filings with the SEC. Additional information concerning these and other factors that may impact such forward-looking statements can be found in filings and potential filings by Fort Robotics, Newbury Street or the combined company resulting from the proposed transaction with the SEC, including under the heading "Risk Factors." If any of these risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. In addition, these statements reflect the expectations, plans and forecasts of Fort Robotics' and Newbury Street's management as of the date of this communication; subsequent events and developments may cause their assessments to change. While Fort Robotics and Newbury Street may elect to update these forward-looking statements at some point in the future, they specifically disclaim any obligation to do so. Accordingly, undue reliance should not be placed upon these statements. In addition, statements that "we believe" and similar statements reflect Newbury Street's and Fort Robotics' beliefs and opinions on the relevant subject. These statements are based upon information available to Newbury Street and Fort Robotics as of the date of this presentation, and while such information is believed to form a reasonable basis for such statements, such information may be limited or incomplete, and statements in the presentation should not be read to indicate that either Newbury Street or Fort Robotics has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. An investment in Newbury Street is not an investment in any of our founders' or sponsors' past investments, companies or affiliated funds. The historical results of those investments are not indicative of future performance of Newbury Street, which may differ materially from the performance of our founders' or sponsors' past investments.

3 About This Presentation (Cont.) Additional Information About the Proposed Transaction and Where to Find It The proposed transaction will be submitted to shareholders of Newbury Street for their consideration. Newbury Street intends to file a registration statement on Form S-4 (the "Registration Statement") with the SEC, which will include a proxy statement/consent solicitation statement to be distributed to Newbury Street's shareholders in connection with Newbury Street's solicitation for proxies for the vote by Newbury Street's shareholders in connection with the proposed transaction and other matters to be described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Fort Robotics' shareholders in connection with the completion of the proposed transaction. After the Registration Statement has been filed and declared effective, a definitive proxy statement/prospectus/consent solicitation statement and other relevant documents will be mailed to Newbury Street's shareholders as of the record date established for voting on the proposed transaction. Before making any voting or investment decision, investors, Newbury Street and Fort Robotics' shareholders and other interested persons are advised to read, once available, the definitive proxy statement/prospectus/consent solicitation statement, as well as other documents filed with the SEC by Newbury Street in connection with the proposed transaction, as these documents will contain important information about Newbury Street, Fort Robotics and the proposed transaction. Investors, shareholders and other interested parties may obtain a copy of the definitive proxy statement/prospectus/consent solicitation statement, once available, as well as other documents filed by Newbury Street with the SEC, without charge, at the SEC's website located at www.sec.gov or by directing a written request to Newbury Street II Acquisition Corp, 121 High Street, Floor 3, Boston, Massachusetts 02110. Participants in the Solicitation Newbury Street, Fort Robotics and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from Newbury Street's shareholders in connection with the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Newbury Street's shareholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus/consent solicitation statement when it is filed by Newbury Street with the SEC. More information about Newbury Street's directors and executive officers can be found in Newbury Street's final prospectus related to its initial public offering filed with the SEC on November 1, 2024 and in the Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q filed by Newbury Street with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus/consent solicitation statement when it becomes available. Investors, shareholders, and other interested persons should read the proxy statement/prospectus/consent solicitation statement carefully when it becomes available before making any voting or investment decisions. Free copies of these documents may be obtained from the sources described above. No Offer or Solicitation This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. Financial Measures Information and Data The financial information and data contained in this presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement/prospectus or registration statement to be filed by Newbury Street with the SEC, and such differences may be material. In particular, all Fort Robotics projected financial information included herein is preliminary and subject to risks and uncertainties. Any variation between Fort Robotics' actual results and the projected financial information included herein may be material. No Incorporation by Reference The information contained in third-party citations and websites referenced in this communication is not incorporated by reference into this communication. Trademarks This presentation contains trademarks, service marks, trade names and copyrights of Fort Robotics, Newbury Street, and other companies, each of which are the property of their respective owners. All third-party brand names and logos appearing in this presentation are trademarks or registered trademarks of their respective holders. Any such appearance does not necessarily imply any endorsement of Newbury Street, Fort Robotics. the proposed transaction or the proposed financing. Risk Factors For a description of certain risks relating to Newbury Street and Fort Robotics, including their business and operations, the proposed transaction, and the proposed financing recipients should refer to (i) the "Risk Factors" section of Newbury Street's Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on March 6, 2026, and in subsequent reports filed by Newbury Street with the SEC, and (ii) the "Risk Factors" section included at the end of this presentation. Use of Data Information in this presentation is based on data and analyses from various sources. This presentation also contains estimates and other statistical data made by independent parties and by Newbury Street and Fort Robotics relating to market size and growth and other industry data. These estimates and other statistical data involve a number of assumptions and limitations, and investors, shareholders and other interested parties are cautioned not to give undue weight to such estimates and other statistical data. The statistical and other industry data generated by independent parties and contained in this presentation has not been independently verified and, accordingly, Newbury Street and Fort Robotics cannot guarantee the accuracy or completeness of such estimates or data. In addition, expectations, assumptions, estimates and projections of the future performance of relevant markets in which Fort Robotics operates are necessarily subject to a high degree of uncertainty and risk. Personnel Disclosure All personnel listed in this presentation may change from time to time, without notice. Please do not rely on any personnel listed in this presentation. Investors, shareholders and other interested are cautioned not to rely on listed personnel, nor do Newbury Street or Fort Robotics give any assurances regarding listed personnel.

Today's Presenters

FORT



Samuel Reeves
Founder and Chief Executive Officer

- Previously Co-Founder and CEO of Humanistic Robotics
- Worked with U.S. Government to build innovative mine clearance tools and robotic control systems
- Deployed robotic systems across the globe working with the UN, local governments and commercial entities



Nathan Bivans
Founding Chief Technology Officer

- Previously the CTO of Humanistic Robotics, Inc.
- Developed and patented wireless safety protocol designed for dangerous applications in landmine clearance
- Spent several years at Apple Computer where his team was central to mobile computer designs, including contributions to the development of the world's first 17" laptop

NEWBURY STREET

Tom Bushey
Chief Executive Officer and Director



- Founder and CEO of Sunderland Capital Partners
- Former President and director of Ondas holdings (ONDS)
- Prior to founding Sunderland Capital, he was a portfolio manager at Blackrock
- Prior to Blackrock, Mr. Bushey was a senior analyst for Mayo Capital Partners and Millennium Partners

4 FORT

THE RIGHT TEAM:

Experts in Industrial Safety and Robotics



Samuel Reeves
FOUNDER/CEO

Founded Humanistic Robotics in 2012, a leading early robotics partner of the US Army, tasked with safety across thousands of miles of roads in UN Peacekeeping Ops in Africa & the Middle East and the predecessor to FORT Robotics



Nathan Bivans
FOUNDING CTO

Developed hardware for early Apple laptops, smart lighting controls at Lutron, and cable systems for Motorola that power the world's largest networks



Scott Zappetti
FRACTIONAL, INTERIM CFO



Rinus Strydom
CRO



Amod Damle
HEAD OF PRODUCT



Jon Ibrahim
CUSTOMER EXPERIENCE



Sarah Keim
CHIEF PEOPLE OFFICER



Austin Blais
SALES

Director Nominees



Tom Bushey
Newbury II CEO and Director



Sally Miller
DHL Supply Chain Global CIO



Jennifer Vescio
Director at Newbury II; Board Member at Nexar and Former Senior Executive at Uber



Vijay Kumar
Dean of Penn Engineering; ASME & IEEE Fellow



Karl Iagnemma
CEO at Vecna Robotics; Former President and CEO at Motional

Select Existing Investors

- Tiger Global
- Stanley Ventures
- Prologis
- Mark Cuban Companies
- FundersClub
- Creative Ventures
- compound
- Lemnos
- Ahoy Capital
- Quiet
- Prime Movers Lab
- Grids Capital

5 FORT

We believe safety infrastructure has not kept pace with this advancement, creating a bottleneck to scaling Physical AI 6 MACRO TECH MARKET The Productivity Crisis • Global productivity has stalled as worksites face a "perfect storm" of labor shortages and stagnant safety records • Human-only physical labor is less economically or operationally viable Infrastructure Maturation Low-cost sensors (driven by mobile/auto), high-performance onboard compute (NVIDIA), and the breakthrough of "Digital AI" have finally converged to make physical autonomy scalable and cost-effective The End of the Pilot Purgatory • Market has shifted from less scalable Proof-of-Concepts to repeatable commercial deployments • Validated by the rise in six-figure deals across the FORT customer base FORT is Positioned at the Inflection Point of Physical AI THE MARKET MOMENT:

7 • Physical AI will not be trusted unless safety is guaranteed • Safety provides the deterministic "floor" that probabilistic AI lacks • Scale requires a certifiable layer to ensure the machine won't harm people or assets • An independent system running in parallel to the AI stack • Continuously monitors machine behavior and operational environment in real time • Intervenes only when safety rules are violated – stopping or slowing to reduce risk and prevent catastrophe • Aligned with OEMs, AIs, End Users • Lacks context awareness, forcing machines to operate at reduced speeds • High system cost inflates the BOM, which limits adoption. Low performance and high cost of safety limit the machine's ROI • Safety lives only onboard the machine – cannot integrate with offboard systems, people, sensors, or distributed intelligence Without safety, trust collapses, and the Physical AI economy cannot scale Safety is the Foundation for Trust Why Legacy Safety Bottlenecks the Industry What the Safety Layer Actually Is (Parallel Guardrails) Functional Safety is Required in Everything that Moves THE ARCHITECTURE OF TRUST:

The Rise of Physical AI Is Creating New Safety & Security Risks:

Warehouses, factories, construction sites, and other physical worksites already contain autonomous machines, robotics systems, sensors, infrastructure, and human workers operating together.

Yet systems arrive with different safety assumptions, trust models, interfaces, and operating requirements – making safe deployment and risk management increasingly difficult as environments become more complex.

SENSORS
Cameras, LIDAR, radar, and environmental monitoring

FIRE SAFETY
Fire alarms, smoke detection, and suppression systems

ACCESS CONTROL
Badging, door locks, turnstiles, and secure zones

TELEOPERATION
Remote operators monitor and intervene when needed

PEOPLE
Workers protected by real-time safety enforcement

THIRD-PARTY SYSTEMS
WMS, MES, ERP, BMS and other enterprise systems


PORT
FORT
LACK OF COMMON TRUST FRAMEWORK
Machine, systems, and people operate independently.
Safety, security, and risk management policies are rarely unified across diverse machine types and workflows

DIFFERENT OEMS
Machines from different manufacturers arrive with proprietary interfaces, communications protocols, and varying levels of built-in trust and safety protections.

DIFFERENT AI SYSTEMS
Individual AI system operates with different decision logic, safety assumptions, and operating constraints without a shared trust framework.

MISSING COMMON TRUST FRAMEWORK
Creating blind spots, operational risk, and inconsistent protection across the worksite.

RESULTS:
Increased Safety & Security Risk
Greater Liability
Slower Adoption.

Without a common trust and safety framework, every new machine introduces new operational, safety, and security risks.

8 FORT

THE ARCHITECTURE OF TRUST:

How FORT manages safety, security, and operational risk at industrial scale

Just as Android created a common operating layer for mobile devices, FORT delivers a unified safety and trust layer across machines, people, and environments.

FORT

DISTRIBUTED SAFETY & TRUST PLATFORM

Deterministic safety enforcement. Trusted machine-to-site integration. Certified operations. Across machines, people, and infrastructure.

SENSORS
Cameras, LIDAR, radar, and environmental monitoring

FIRE SAFETY
Fire alarms, smoke detection, and suppression systems

ACCESS CONTROL
Badging, door locks, turnstiles, and secure zones

TELEOPERATION
Remote operators monitor and intervene when needed

PEOPLE
Workers protected by real-time safety enforcement

THIRD-PARTY SYSTEMS
WMS, MES, ERP, BMS and other enterprise systems



ON-MACHINE TRUST
Products: Embedded Safety Hardware
Purpose: Enforces trusted machine-level safety.

SITE TRUST
Products: Worksite Safety Hardware
Purpose: Extends certified safety and trust across people, infrastructure, and the worksite.

GLOBAL TRUST
Products: Platform Software & APIs
Purpose: Delivers trusted operations, integrations, certification management, and platform services.

UNIFIED SAFETY LAYER

- ✓ People and robots work safely together
- ✓ Provides enterprises with more confidence
- ✓ Unifies visibility across the worksite
- ✓ Remote operations and interventions across applications
- ✓ Lower risk
- ✓ Higher uptime
- ✓ Greater productivity

9 FORT

SCALABLE COMMERCIALIZATION MODEL:

From Embedded Safety Infrastructure to a Trust Platform

How our business scales geometrically as safety, adoption, and ecosystem density compound.



PHASE 1
FORT
SAFETY CONTROLLER
PHASE 2
PHASE 3
FORT
PLATFORM

Machine Layer (Embedded)
- Embedded Products
- OEM Integration
- Premium Software

Worksite Layer (Management)
- Mixed Fleet & Worksite Safety Management
- Trusted Operations
- Teleoperation
- Dynamic Safety Policies

Ecosystem Layer (Platform)
- Platform Services
- Enterprise Safety Management
- Ecosystem Revenue Share
- API Integrations

MORE MACHINES CONNECTED → **MORE WORKSITES MANAGED** → **MORE DATA** → **MORE PARTNERS** → **MORE PLATFORM ADOPTION**

10 FORT

11 Customers(1) Across Major Physical AI verticals Deployed Units(2) Across the U.S., Asia, Europe, and Middle East INDUSTRIAL AUTOMATION & INNOVATION TRANSPORTATION WAREHOUSING CONSTRUCTION & ENERGY AGRICULTURE & TURF DEFENSE & GOVERNMENT Source: Company provided materials. (1) As of December 31, 2025. (2) As of April 20, 2026. Sales FTEs(1) Significant inbound demand with planned platform expansion via S&M hiring 600+ 19,500+ <10 CUSTOMER BASE: Broad Adoption Across Industries, Customers, and Geographies

12 Vertical Markets 19.8% Industrial Automation 3.0% Humanoids 19.8% Defense 1.8% Entertainment 13.2% Agriculture & Turf 1.3% Energy 12.1% Construction & Mining 1.2% Other 9.4% Warehouse 1.0% Rail 7.6% Transportation & Delivery 0.8% Space 4.0% University 0.8% Foundation Models 3.3% Government 0.8% Ports % OF NUMBER OF CUSTOMERS(1) FORT's customer base positions it to capture market leaders across key end markets Source: Company provided materials. (1) As of December 31, 2025. Global Adoption Across Key Verticals DIVERSIFIED MARKET CAPTURE:

33.4% 21.8% LARGE BUSINESS VC-BACKED 35.2% 13 NORTH AMERICA 70.1% EUROPE 19.5% MIDDLE EAST: 3.0% ASIA PACIFIC 7.4% % OF NUMBER OF CUSTOMERS BY GEOGRAPHY(1) 5.6% 4.0% SMALL-MEDIUM BUSINESS GOVERNMENT UNIVERSITY % OF NUMBER OF CUSTOMERS BY BUSINESS TYPE(1) Source: Company provided materials. (1) As of December 31, 2025. Global Adoption Across Key Verticals DIVERSIFIED MARKET CAPTURE:

Safety Is Traditionally Outsourced to Specialists The pattern is prevalent across mature machinery verticals We believe Physical AI will look to follow this same pattern. The question isn't whether safety will be outsourced — it's who will be the dominant platform VERTICAL SAFETY FUNCTION SPECIALIST SUPPLIERS Automotive Aviation Oil & Gas Brakes Flight Control Emergency Shutdown 14 Robotics Distributed Control Bosch Brembo Continental Collins Aerospace Honeywell Thales ABB Emerson Electric Siemens THE ARCHITECTURE OF TRUST:

15 Specialization & Scale SELF-REINFORCING DATA FLYWHEEL • Horizontal deployment across industries • Safety telemetry from thousands of machines • Platform capability compounds with every deployment Defensible Technology & Certification PROPRIETARY SAFETY PLATFORM • Proprietary control architecture • Safety certifications (SIL-3) • Strong IP portfolio & patented wireless safety protocols Market Entrenchment INDUSTRY LEADERSHIP & ADOPTION • 10+ years of platform development • OEM design wins • Early adoption across multiple industries and machine types • Brand recognition across robotics ecosystem FORT is building a safety-certified platform for Physical AI, having already navigated complex regulatory and technical hurdles required for real-world deployment The Structural Moat Powering FORT

PUTTING US AHEAD IN THE FIELD:

Defensible Intellectual Property & Patents

Core Platform Architecture

SELECT GRANTED PATENTS

Filing Number	Internal Designation	Description
US9156476	FORT-M01-US	System and method for remote control of unmanned vehicles
US11947331 EU 20845955.2	FORT-M03-US2	Systems and methods for safety-enabled control
US12204309	FORT-M03-US3	Continuation of M03-US2

5 Granted Patents

2 Published /Pending Patents

KEY ADVANTAGES

- Modular, safety-first architecture for robot control
- Integrated remote control with built-in safety enforcement

Functional Safety Software & Hardware

SELECT GRANTED PATENTS

Filing Number	Internal Designation	Description
US11789806	FORT-M14-US2	Method for encoded diagnostics in a functional safety system
US12081202	FORT-M18-US	Feedback diverse, dual-controller-architecture functional safety system
US11940869	FORT-M10-US2	Determining functional safety state using software-based ternary state translation of analog input

7 Granted Patents

4 Published /Pending Patents

KEY ADVANTAGES

- High-integrity fault detection with minimal system overhead
- Robust, synchronized safety control across hardware and software

Machine Select & Dynamic Robot Mgmt.

SELECT GRANTED PATENTS

Filing Number	Internal Designation	Description
US11181870	FORT-M05-US1	Systems and methods for safety-enabled control
US12282325	FORT-M05-US3	Continuation of FORT-M05-US2
US11934185	ORT-M05-US2	Systems and methods for safety-enabled control

3 Granted Patents

3 Published /Pending Patents

KEY ADVANTAGES

- Seamless and safe switching between control modes
- Centralized management of dynamic robot operations

Communications

SELECT GRANTED PATENTS

Filing Number	Internal Designation	Description
US12587459	FORT-M22-US	Method for dynamic multihoming for reliable data transmission (CIP M08 + M12)
US12086019	FORT-M21-US	Method for decreasing probability of undetected errors on large messages over a black channel
US12132587	FORT-M07-US2	System and method for safety message latency

6 Granted Patents

3 Published /Pending Patents

KEY ADVANTAGES

- Low-latency, reliable communication across networks
- Adaptive data routing and bandwidth efficiency

Security

SELECT GRANTED PATENTS

Filing Number	Internal Designation	Description
US12008099	FORT-M19-US	Method for safety responses to security policy violations
US11924811	FORT-M06-US	Secure wireless communication of robotic safety state
US12284275	FORT-M20-US	Method for securely generating and distributing symmetric keys for grouping secure communications

4 Granted Patents

4 Published /Pending Patents

KEY ADVANTAGES

- Decentralized, secure communication for robotic systems
- Scalable encryption and reliability for industrial networks

Source: Company provided materials.

16 FORT

17 A self-reinforcing platform that drives safety, adoption, and ecosystem growth More OEMs build with "FORT Inside" Data Strengthens Context- Aware Safety Ecosystem partners "Integrate with FORT" More End Users "Manage with FORT" How Network Effects Compound THE FLYWHEEL:

18 Source: Company provided materials. Note: In 2024 and 2025, Q1 bookings represented ~10% of total annual bookings. (1) Bookings can vary significantly quarter to quarter depending in part on the timing of the signing of large contracts. Information regarding FORT's bookings is not comparable to, nor should it be substituted for, an analysis of FORT's revenues over time. Bookings involve estimates and judgments. There are no third-party standards or requirements governing the calculation of bookings. The Network Effect Significant inbound demand with upside for additional platform expansion via strategic S&M hiring. As engineers migrate across the industry, they carry the FORT safety standard with them – accelerating adoption Scaling past the inflection point Capitalizing on our lead to cement FORT as the horizontal safety standard MANUFACTURING AGRICULTURE AUTONOMOUS VEHICLES CONSTRUCTION DEFENSE LAST MILE DELIVERY 800 600 200 400 CUMULATIVE CUSTOMERS 0 2.6x Total Growth 2021 2023 2025 30,000 10,000 20,000 DEPLOYED UNITS 0 3.9x Total Growth 2021 2023 2025 40 30 10 20 0 6-FIGURE CONTRACTS 3.8x Total Growth 2021 2023 2025 4 3 1 2 0 BOOKINGS(M)(1) +100% YoY Growth 1Q 2025 1Q 2026 Accelerating Market Velocity & Commercial Scale MARKET VALIDATION:

Market Proof Framework – Cohort Analysis

Cohort Retention — Bookings $ by First-Year Cohort

First-Year Cohort	# Customers	2019	2020	2021	2022	2023	2024	2025	Total	% of '25
2019 Cohort	74	$957,538	$2,179,882	$3,390,719	$1,376,048	$2,013,516	$1,249,435	$1,548,525	**$12,715,663**	11%
2020 Cohort	70	-	1,743,897	1,480,462	644,112	1,220,658	4,941,257	2,765,998	**12,796,385**	19%
2021 Cohort	83	-	-	1,114,529	1,636,359	1,218,572	302,543	1,131,548	**5,403,551**	8%
2022 Cohort	61	-	-	-	952,573	187,591	179,198	477,527	**1,796,889**	3%
2023 Cohort	103	-	-	-	-	1,359,669	2,952,668	2,350,781	**6,663,117**	16%
2024 Cohort	100	-	-	-	-	-	2,038,994	1,731,878	**3,770,872**	12%
2025 Cohort (New Logos)	116	-	-	-	-	-	-	4,370,195	**4,370,195**	30%
Total	**607**	**$957,538**	**$3,923,779**	**$5,985,711**	**$4,609,091**	**$6,000,006**	**$11,664,095**	**$14,376,453**	**$47,516,674**	**100%**

Cohort Durability

(Old Cohorts Compound, Don't Churn Out)

Pre-2025 cohorts still generate ~$10.0M (~70% of 2025 bookings). The 2020 cohort delivers ~$2.8M in 2025 (5 years after first booking). The 2019 cohort still produces ~$1.5M after 6 years

New Logo Engine

(Each year adds a bigger cohort)

2025 new logos = ~$4.4M (~30% of bookings) — the largest first-year contribution of any cohort, and ~2x the 2024 cohort's first-year contribution (~$2.0M)

Concentration De-Risking

(Customer count is increasing)

The business has materially less single-customer risk than it had in 2020, while growing bookings ~100% YoY in Q1 2026

Source: Company provided materials as of 5/1/26

Note: Bookings represent executed customer purchase commitments during the applicable period and do not necessarily represent recognized revenue. Numbers may not foot due to rounding

19

2024 2025 2026 YTD YOY Change %(1) January $169,082 $329,686 $713,115 116% February 286,429 280,839 750,148 167% March 612,584 1,112,502 2,034,839 83% 1Q $1,068,095 $1,723,026 $3,498,102 103% April $348,936 $852,966 $2,017,570 137% May 363,193 857,031 June 2,336,724 2,307,486 July 670,850 476,029 August 499,110 1,050,180 September 1,049,079 2,439,941 October 1,412,954 1,071,296 November 1,302,492 791,778 December 2,612,662 2,806,718 Total $11,664,095 $14,376,453 1Q % of Full Year Bookings 9% 12% Bookings per Month Source: Company provided materials as of 5/1/26 Note: Bookings represent executed customer purchase commitments during the applicable period and do not necessarily represent recognized revenue (1) YoY Change % compares 2026 monthly bookings to the corresponding 2025 monthly period Historical Bookings (Summary) 20

Revenue Framework

	Metric	2024A	2025A
1	**Early Customers**	201	227
	Growth in Early Customers %	-	*13%*
	Rev. / Early Customer	$14,592	$15,464
	Rev. / Early Customer Growth %	-	*6%*
	Total Early Customer Revenue	**$2,932,943**	**$3,510,253**
	Early Customer Rev. Growth %	-	*20%*
	Mature Customers	14	21
2	*Growth in Mature Customers %*	-	*50%*
	Rev. / Mature Customer	$302,618	$384,530
3	*Rev. / Mature Customer Growth %*	-	*27%*
	Total Mature Customer Revenue	**$4,236,646**	**$8,075,137**
	Total Revenue	**$7,169,589**	**$11,585,391**
	Growth in Total Rev. %	-	*62%*
	% of Rev. Early Customers	*41%*	*30%*
4	*% of Rev. Mature Customers*	*59%*	*70%*

Assumptions

- Early customers are customers that spend less than $100,000 annually with FORT, mature customers spend more than $100,000 annually with FORT(1)
- Growth may largely follow historical growth, but accelerate with conversion of early to mature customers, new enterprise accounts, and industry expansion
- Growth in number of mature customers and increase in revenue per mature customer may be key drivers of future revenue growth
  1. Growth in total early customers may continue to grow by ~13%, and revenue per early customer may follow historical growth trends, expanding in the mid-single digits
  2. Growth in the number of mature customers may grow by ~50%, like historical figures, as industry rollout continues and clients move from early to mature categorization
  3. Revenue per mature customer may grow at an accelerated pace with new software offerings and greater numbers of machines deployed
  4. Mature customers share grew 11% in 2024–25 in total revenue mix, which may continue to follow historical trends with the larger number of mature customers and average revenue each contributes

Source: Company provided materials. Figures represent FORT's standalone financials, not the pro-forma combined entity

Note: Illustrative trends shown herein are subject to customer adoption timing, deployment schedules, macroeconomic conditions, and other uncertainties. Management believes future growth may reflect certain historical trends, although historical performance may not be indicative of future results. 2024 growth rates not presented as the Company does not have 2023 audited financial statements

(1) Total annual revenue spent with FORT rounded to the nearest $1,000 for category classifications

21 FORT

Illustrative Case Study: Evolution of Scaled OEM Customer

Metric	Year 1	Year 2	Year 3	Year 4	Year 5
1 **Units Shipped**					
Machines Shipped	200	1,000	4,000	8,000	16,000
Handsets Shipped	200	600	1,440	1,728	2,074
Machines & Handsets Retired p.a.	5%	5%	5%	5%	5%
Cumulative Net Installed Base	**380**	**1,881**	**6,955**	**15,849**	**32,226**
2 **Hardware Revenue**					
Onboard	$250,000	$937,500	$2,812,500	$4,218,750	$6,328,125
Handsets	500,000	1,440,000	3,312,000	3,801,600	4,354,560
Total Hardware Revenue	**$750,000**	**$2,377,500**	**$6,124,500**	**$8,020,350**	**$10,682,685**
3 **Software Revenue**					
Embedded Software	$ -	$400,000	$1,760,000	$3,872,000	$8,518,400
Base Subscription	38,000	159,885	502,495	973,315	1,682,232
Premium Subscriptions	-	1,034,550	3,251,439	6,297,918	10,885,031
Total Software Revenue	**$38,000**	**$1,594,435**	**$5,513,934**	**$11,143,232**	**$21,085,663**
4 **Pro Services Revenue**	**$107,455**	**$441,326**	**$1,012,038**	**$1,223,207**	**$1,323,681**
Total Annual Revenue	**$895,455**	**$4,413,261**	**$12,650,472**	**$20,386,790**	**$33,092,029**

1 **Units Shipped**
- **Machines Shipped:** Illustrative volume schedule of a scaled OEM customer
- **Handsets Shipped:** Begins at a 1:1 ratio to machines shipped, with ratio decreasing by 40% p.a.

2 **Hardware Revenue**
- **Onboard:** Price begins at $1,250 per machine shipped, decreasing by 25% p.a.
- **Handsets:** Price begins at $2,500 per handset shipped, decreasing by $100 p.a.

3 **Software Revenue**
- **Embedded Software:** Customers adopt over time (starting in Year 2), price begins at $400 per machine shipped, increasing by 10% p.a.
- **Base Subscription:** Price begins at $100 per net installed base unit, decreasing by 15% p.a.
- **Premium Subscriptions:** Price begins at $550 per net installed machine (adoption begins in Year 2), decreasing by 15% p.a.

4 **Pro Services Revenue**
- **Ancillary Services:** Begins as 12% of Total Revenue, decreasing by 2% p.a.

Source: Company provided illustrative materials

Note: Scenario is hypothetical, illustrative only, and not based on an actual customer deployment, forecast, or contracted arrangement. Illustrative scenario shown is intended to represent a mature, large enterprise FORT customer

22 FORT

Cost Framework • Gross margins, on a relative basis, may largely remain consistent in the near-term within the range of 65–70% • Over the long-term, gross margins may expand due to economies of scale and software becoming a key portion of the overall revenue mix • There may be a near-term increase in: research & development due to new products, sales & marketing due to a larger salesforce, and general & administrative due to additional public company costs. These costs may scale in-line with revenue growth • Over the long-term, operating margins could improve if the company achieves anticipated scale efficiencies, ramp ups in revenue, and greater revenue per customer Metric 2024A 2025A Total Revenue $7,169,589 $11,585,391 Growth in Total Rev. % - 62% Cost of Goods Sold (2,115,980) (3,911,402) Gross Margin $5,053,609 $7,673,989 Gross Margin % 70% 66% Operating Expenses ($10,340,047) ($12,266,126) Research & Development 5,122,708 6,264,916 Sales & Marketing 2,084,394 2,440,717 General & Administrative 3,132,945 3,560,493 Operating Expenses as a % of Rev. 144% 106% Operating Gain / (Loss) ($5,286,438) ($4,592,137) Operating Margin % NM NM 1 2 1 2 Assumptions Source: Company provided materials. Figures represent FORT's standalone financials, not the pro-forma combined entity Note: Management believes future trends may reflect certain historical trends, although historical performance may not be indicative of future results. 2024 growth rates not presented as the Company does not have 2023 audited financials statements 23

24 R&D Acceleration Software platform buildout, AI/ML safety features, next-gen hardware Strategic M&A Tuck-in acquisitions to expand technology stack and customer base Go-to-Market Expand sales team, build channel partnerships, international growth Working Capital High inventory turns, outsourced manufacturing, low cash requirements Capital Deployment Philosophy • Prioritize investments that accelerate the platform flywheel and compound competitive moats • M&A targets identified with clear technology and customer synergies • Strong gross margin profile (+65% in 2024 and 2025) • Disciplined cost structure with demonstrated capital efficiency Source: Company provided materials. Multiple Growth Strategies FINANCIAL PROFILE:

Strategic Tech Onboard active safety sensing, remote teleoperation product with safe video and control streaming over 3rd party networks Customer Relevance Ability to integrate with FORT's existing customer base, with opportunities to upsell Team 3 PhDs in robotics with experience in safety enhances FORT's experience with more full system knowhow Roadmap Existing tech and team available to execute on existing partnerships ✓VC-backed startups with limited cash burn ✓Profitable SMB software companies needing a physical AI strategy ✓System integrators with in-house IP, relevant know-how, and strategic customers ✓European/Israeli startups with strong traction but limited access to growth capital & dynamic markets ✓Blended consideration of cash and stock ✓Earnout incentives to ensure alignment ✓Pre-determined integration and cash management framework ✓Balance strategic goals with optimizing ROIC for investors Goals of M&A Target Profile Execution Tactics Full-stack, safety-first teleoperation platform enabling scalable remote vehicle operations ✓Secure strategic tech to develop scale ✓Increase wallet share at existing OEM customers ✓Develop greater pathways for FORT into the machine ✓Extend to end-user customers and into new geographies FORT's Differentiated M&A Strategy 25

26 Strategic Value Proposition Investment Highlights provides the foundation of trust required to unlock the potential of horizontal Physical AI, levered to the growth of robotics Advancing Functional Safety: We believe safety is non-negotiable within Physical AI, but legacy safety systems and a dearth of new standards are bottlenecking growth of the industry Creating a Category within an Industrial Revolution: FORT is building an independent safety platform adopted across OEMs, End Users, and AI models Pioneering this Market with 600+ Customers: FORT is driving global adoption with a leading customer base across all key Physical AI verticals, a validation of FORT's strategic advantage Providing a Moat via SIL 3 Certification & Patented Distributed Control: Market position underpinned by intellectual property and third-party certification Accelerating Growth with a Scalable Platform: FORT's safety solutions and headstart provide the launch pad for growth Executing with a Tenured Management Team: Pioneers in robotics and safety with a history of scaled execution and global recognition Delivering a Capital Light Business Model: Capital efficient growth platform with +65% gross margins in 2024 and 2025

MARKET OPPORTUNITY:

As Physical AI Reaches an Inflection Point, Safety is Required

Physical AI platforms cannot achieve enterprise or regulated deployment without certified functional safety. FORT's stack is built for heterogenous robot fleets and certified to IEC 61508 SIL 3. Safety is a toll road – not optional spend

ENABLED-LAYER PRECEDENTS & IMPLIED UPSIDE

LEADERS		ENABLING LAYER	% of TOTAL ECOSYSTEM	KEY DRIVER
Payments	**Mastercard Visa**	Global E-commerce	**~14%**(1)	Trust infrastructure, payment toll road
Cloud Security	**Datadog Dynatrace**	Infrastructure & Vertical Application Software	**~11%**(2)	AI adoption super cycle, maintaining uptime in complex data environments
Industrial Safety & Inspection	**SGS Tetra Tech Honeywell Bureau Veritas**	Industrial Manufacturing	**~16%**(3)	Tightened environmental and workplace compliance
Clinical Research	**Charles River Laboratories IQVIA**	Medical & Pharma	**~13%**(4)	Increased complexity of drug development

Based on other emerging industries, Horizontal Safety Infrastructure could command a sizable portion of the Physical AI market

Physical AI cannot operate at scale without certified safety – FORT remains positioned to capture part of the ecosystem as it continues to scale

Source: Pitchbook, Company filings and press releases, Broker research, and S&P Capital IQ.

(1) Represents market cap a % of the Global E-Commerce Market (Forbes April 2026). (2) Represents market cap as a % of the Infrastructure and Vertical Application Software Market (Benchmark Equity Research). (3) Represents market cap as a % of the US Manufacturing Capex Spend. (4) Represents market cap as a % of 2025 Pharma R&D Spending (Jefferies Equity Research).

27 FORT

MARKET OPPORTUNITY:

Physical AI Is a Large and Expanding Global Market

The Ultimate Proxy for Labor: Represents the total physical embodiment of AI as it is expected to scale to touch nearly every facet of global GDP and the future of human activity

Industrial Transformation at Scale: An expected transformation of markets like manufacturing, logistics, and healthcare powered by AI-driven automation and next-gen robotics platforms

Mass Unit Deployment: Forecasts indicate a global fleet of 648 million units[3] leading an industrial-first revolution before expanding into the high-volume consumer household sector

Convergence of AI & Hardware: Driven by "embodied AI" and advanced foundation models



$60T
$50T
$7T by 2050
$60T
$40T
$20T
$0T
PHYSICAL EMBODIMENT OF AI(1)
PHYSICAL AI(2)
HUMANOID ROBOTICS(3)

Sources: (1) Morgan Stanley: The Humanoid 100: Mapping the Humanoid Robot Value Chain (February 2025). (2) Nvidia: GTC 2025 (March 2025). (3) Citi: The Rise of AI Robots (December 2024).

28

FORT Peer Analysis Source: Company provided materials, publicly available information, FactSet as of 8/14/26 Note: FORT peer universe represents select comparable companies operating as robotics and physical AI providers with CY2025A Revenue less than $100M. Comparable company metrics are provided for illustrative informational purposes only and are not intended to imply that the Combined Company will achieve similar valuation multiples or operating performance (1) Defined as CY25 net cash flows used in operating activities (2) Represents full-time employees as of respective latest fiscal year end $12 $51 $23 $18 $5 $3 ($ in M, unless otherwise noted) ($6) ($115) ($80) ($39) ($12) ($7) CY2025A REVENUE 62% 99% 46% 12% (32%) CY2025A ANNUAL CASH BURN(1) CY2024–CY2025A REVENUE GROWTH RATE 605% CY2025A REVENUE PER EMPLOYEE (IN THOUSANDS OF $) $297 $111 $99 $90 $76 $7 39 459 234 55 239 370 Number of Full-Time Employees(2) AEVA SERVE ROBOTICS ONDAS DOOSAN ROBOTICS RICHTECH ROBOTICS AEVA SERVE ROBOTICS ONDAS DOOSAN ROBOTICS RICHTECH ROBOTICS AEVA SERVE ROBOTICS ONDAS DOOSAN ROBOTICS RICHTECH ROBOTICS AEVA SERVE ROBOTICS ONDAS DOOSAN ROBOTICS RICHTECH ROBOTICS 29

FORT Peer Analysis (Cont'd) Source: Company provided materials, publicly available information, FactSet as of 8/14/26 Note: FORT peer universe represents select comparable companies operating as robotics and physical AI providers with CY2025A Revenue less than $100M. TEV (Total Enterprise Value) represented on a fully diluted basis. FORT TEV represented as pro forma TEV of $556.6M assuming $15.8M of PIPE investment and $15.5M of NRAs. NM implies negative multiple 48x 150x 100x 86x 83x 9x 73x 345x 27x 0x 0x 0x TEV / CY2025A REVENUE TEV / CY2025A GROSS PROFIT NM NM NM Peer Median: 186x Peer Median: 86x AEVA SERVE ROBOTICS ONDAS DOOSAN ROBOTICS RICHTECH ROBOTICS AEVA SERVE ROBOTICS ONDAS DOOSAN ROBOTICS RICHTECH ROBOTICS 30

Transaction Overview

Key Highlights:

- Pre-Money Equity Value of $500.0M
- Transaction supported by approximately $31M[1] of incremental financing via a common stock PIPE and non-redemption agreements from new and existing investors and Newbury Sponsor at the transaction value
- No cash to FORT shareholders – will roll 100% of existing shares
- Existing FORT shareholders and holders of Newbury II sponsor shares will be subject to lock-up restrictions for a period of one year following the closing of the Business Combination[2]
- Transaction proceeds to be used to accelerate FORT Robotics' next phase of growth

Pro Forma Capitalization *($ in M)*

Illustrative Share Price	$10.00
Pro-Forma Shares Outstanding (M)	74.2
Pro-Forma Equity Value	**$742.4**
Pro-Forma Net Debt / (Cash)	($185.8)[3]
Pro-Forma Enterprise Value	**$556.6**

Sources *($ in M)*

FORT Rollover Equity	$500.0
Newbury II Cash in Trust[4]	169.6
PIPE/NRA Proceeds	31.3
Total Sources	**$700.8**

Uses *($ in M)*

FORT Rollover Equity	$500.0
Cash to Balance Sheet	181.8
Estimated Transaction Costs[7]	19.0
Total Uses	**$700.8**

Pro Forma Ownership


21.3%
5.9%
5.4%
67.3%
Newbury II Public Shareholders
PIPE / NRA Shareholders
Newbury II Sponsor(5)
Existing FORT Shareholders

Pro Forma Ownership at Close	Shares (M)	% Ownership
Existing FORT Shareholders	50.0	67.3%
Newbury II Public Shareholders	15.8	21.3%
Newbury II Sponsor[5]	4.0	5.4%
PIPE/NRA Shareholders[6]	4.4	5.9%
Pro Forma Shares Outstanding	**74.2**	**100.0%**

Note: Figures shown in millions, except per share amounts; All charts and tables exclude 8.6M Newbury II public warrants and 0.3M private placement warrants; All warrants have a strike price of $11.50 per common share.

(1) PIPE/NRA investors to receive 1.4M incentive shares at closing, consisting of 0.4M newly issued shares and 1.0M transferred founder shares. (2) Newbury II sponsor shares and FORT shareholders lock-up eligible for early release if the common shares trade at or above $12.00/share for 20 of 30 trading days beginning 150-days post-closing, excluding 0.1M founder shares to be released upon closing. Certain FORT shareholders will be subject to these restrictions pursuant to lock-up agreements entered into in connection with the transaction, while the remaining FORT shareholders will be subject to lock-up restrictions pursuant to the bylaws of the post-closing combined company. Existing FORT SAFE holders will not be subject to lock-up restrictions. (3) Rollover of existing Net Cash of $4.0M as of 3/31/2026 and cash proceeds of $181.8M to the balance sheet from the transaction. (4) Excludes proceeds subject to non-redemption agreements at time of announcement, trust balance as of 6/30/2026. May not be indicative of final redemption levels. (5) Includes 3.3M founder shares, 0.6M private units and 0.1M representative shares; Excludes 1.1M founder shares to be forfeited for no additional consideration by the Sponsor at close, 1.0M founder shares being transferred to PIPE/NRA investors and 0.8M founder shares subject to a contingent earnout. (6) Includes 3.0M PIPE/NRA shares, 0.4M newly issued shares and 1.0M transferred founder shares. (7) Consists of deferred underwriting fees, M&A advisory fees, PIPE fees, legal fees and other transaction fees and expenses.

31 FORT

Appendix

33 HARDWARE EDGE SAFETY & CONTROL SOFTWARE MANAGEMENT PLANE EXTENSIBILITY ECOSYSTEM & INTEGRATIONS Maintains deterministic behavior even when autonomy is uncertain Defines and deploys safety posture: policies, zones, modes, and permissions EMBEDDED INTO THE ROBOT • Interfaces with robot I/O and safety circuits — where authority is executed • Enforcement via embedded controllers, soft PLC, handhelds, and wearables • Manages device lifecycle — provisioning, configuration, and updates • Produces the evidence: logs and telemetry needed for trust, ops, and compliance Hooks into fleet managers, autonomy stacks, tele-op tools, & incident management systems • Exposes APIs and events for workflows: safe-state changes, incidents, exceptions • Supports offline and online operation patterns depending on environment constraints CONFIGURE – GOVERN - AUDIT FITS INTO CUSTOMERS STACK WHAT WE DO: The FORT Platform FORT delivers independent safety & control by combining certified edge enforcement with fleet level configuration and telemetry, integrated into customer workflows and autonomy stacks

DISTRIBUTED CONTROL:

FORT FABRIC as a Future Safety Layer for Physical AI

FORT Fabric expands FORT's distributed control platform to enable trust in the world of tightly-integrated, AI-driven robots

- **AI-native trust** built from the ground up to support the rapid deployment of Physical AI systems while maintaining trust
- **Scalable Safety Infrastructure** that connects within the robot, between robots, and to the worksite
- **Dynamic Behavior** is enabled through predictable, testable, rule-based enforcement of policies
- **Context-Awareness** creates a balance between the need to maintain safe operation and nuance that exists in the real world
- **Single Root of Trust** for the worksites to manage the future with multi-OEM, heterogeneous robot deployments
- **High-fidelity safety telemetry** and control lineage to continuously refine AI-driven risk models



Risk Modeling Engine
Virtual Black Box
Virtual Safety Node
Safety Analytics
Safety Manager
FORT TRUST FABRIC
FORT Hardware Safety Node
Remote Safety Node
Third-party Hardware Safety Node
Soft PLC
Physical AI Models
Third-party Software
Perception Algorithms
Critical Data Streams
FORT & Third-Party Apps
Rules & Policy Enforcement
Distributed Data Black Box
OTA Configuration & Management
AI Guardrails
FORT FABRIC
FORT FABRIC - Safety + Security Core

34 FORT

FROM PLATFORM TO FABRIC:

How Today's Roadmap Becomes Tomorrow's Trust Layer

Building Now (2026 Roadmap)

AI Co-Pilot
AI-assisted rule authoring, review, and certification evidence

Soft Safety PLC
Software-defined safety logic executed at the edge

Telemetry Enablement
Data capture from safety nodes

Outside-In Safety + Safety Analytics
Environment-aware safety and fleet performance trends

OTA Configuration
Remote configuration updates across the fleet

Enables in FORT FABRIC

AI Guardrails + Risk Modeling Engine
Runtime AI governance and continuous risk assessment

Virtual Safety Node
Distributed, virtualized safety enforcement across agents

Virtual Black Box + Distributed Data Black Box
Tamper-evident, fleet-wide safety lineage and forensics

Context-Aware Risk Models
Behavior enforcement based on real-world conditions

OTA Configuration & Mgmt (FABRIC)
Policy-governed, safety-rated remote management at scale

Roadmap investments are a building block toward FORT FABRIC — a trust layer for Physical AI at scale

35 FORT

36 DEFENSE WAREHOUSING OUTDOOR Local: Safe operation and intervention devices empower people to work alongside machines with confidence and peace of mind Site: Scalable hardware and software to manage mixed fleets and deliver site-wide safety commands across multiple machines Global: Cloud tools for safe operation and intervention anywhere, over any network Trusted Control in Action DIVERSIFIED MARKET CAPTURE:

37 DEFENSE Wearable Protection: Equip workers with wearable E-Stops for personal protection military ground systems Onsite safety command: Send safety commands (stop, crawl, etc.) to robots, vehicles, or boats from a central in-field location Offsite safety command: Send safety commands robots, vehicles, or boats from offsite via IP networks Remote control of ground systems: Operate large or dangerous machinery from a safe location Remote docking for autonomous boats: Use remote control to maneuver autonomous boats in and out of high-traffic docking areas Leader/Follower Formations: Send commands from a lead "chaperone" vehicle or boat to all following systems Offsite operation: Operate remotely from a land station or central command with wireless or tethered remote control Industry Use Cases

38 OUTDOOR Remote Loading/Delivery of Autonomous Systems: Use remote control to move autonomous machinery between fields or on/off of trucks Personal protection in-field: Wearable safety devices allow workers to stop dangerous machinery (manned or unmanned) in unsafe situations Onsite safety command: Send safety commands (stop, crawl, etc.) to a single machine or mixed group of machines from an onsite truck or field station Offsite safety command: Send safety commands to multiple machines from an offsite location via IP networks High-risk area protection: Send automatic safety commands to all machines in a designated area Remote control of mobile machinery: Operate tractors, weeders or other dangerous machinery from a safe distance Industry Use Cases

39 WAREHOUSING Industry Use Cases Wearable Protection: Equip workers with wearable E-Stops for personal protection around AMRs, forklifts, and other mobile machines Onsite safety command: Send safety commands (stop, crawl, etc.) to a single machine or mixed group of machines from an onsite location Offsite safety command: Send safety commands to multiple machines from off site via IP networks Emergency protocols: Send automatic safety commands to all machines in a designated area in response to a trigger such as a fire alarm High-risk area protection: Send automatic safety commands to all machines in a designated area when a person enters Remote control of mobile machinery: Operate large or dangerous machinery from a safe distance As-needed remote control of autonomous machines: Take temporary control autonomous systems for maintenance, teaching, or to navigate unexpected scenarios Category 1 (Delayed) E-Stopping: Issue delayed stop commands for machines that cannot be powered off instantly (i.e., a humanoid robot should sit down before powering down)

Omni-Channel Acquisition: Diversifying from a high-intent inbound model to a proactive engine that includes outbound sales motions and frictionless self-service onboarding Channel Ecosystem: Multiplying market reach through strategic partnerships with robotics integrators, industrial maintenance firms, and safety consultants Global Capture: Executing international expansion to achieve first-mover advantages in key European and Asia-Pacific industrial hubs 40 Scaling FORT's market presence through new channels, partner ecosystems, and global expansion to accelerate adoption across the industrial landscape Our Planned Platform Expansion & Ecosystem Entrenchment SCALABLE PLATFORM:

41 Source: Company provided materials. (1) As of December 31, 2025. (2) S&M Efficiency represents Sales and Marketing spend / Bookings for the period. (3) Bookings can vary significantly quarter to quarter depending in part on the timing of the signing of large contracts. Information regarding FORT's bookings is not comparable to, nor should it be substituted for, an analysis of FORT's revenues over time. Bookings involve estimates and judgments. There are no third-party standards or requirements governing the calculation of bookings. Revenue Model Evolution FINANCIAL PROFILE: ▲62% YoY S&M Efficiency: 17% of Bookings(1)(2) Bookings/Head: $369K (39 FTEs)(1) Net Loss Narrowing: –$4.6M (▲16% vs 2024) $11. 2025 Revenue 2025 2024 $0.0M $5.0M $10.0M $15.0M $14.4M $11.6M $11.7M $7.2M Bookings Revenue *In 2024 & 2025, Q1' bookings accounted for ~10% of total annual bookings $3.5M Q1'26 Bookings(3) (120 new customers In 2025) 00+ Cumulative Customers(1) ▲80% YoY 27 $100K+ Bookings Customers(1)

$'000s, Audited 2024 2025 Assets Current Assets Cash & Cash Equivalents $4,809 $5,695 Accounts Receivable, Net 1,193 2,771 Other current assets 1,643 1,995 Total Current Assets $7,645 $10,461 Property & Equipment, Net 323 236 Other Assets 1,573 1,458 Total Assets $9,541 $12,155 Liabilities Current Liabilities Current Portion of Long-Term Debt $1,400 $118 Other Current Liabilities 5,915 2,024 Long-Term Liabilities 2,499 2,165 Total Liabilities $9,814 $4,307 Total Shareholders' (Deficit) Equity ($273) $7,848 Total Liabilities and Shareholders' Equity $9,541 $12,155 Select Balance Sheet & Income Statement Information* Source: Company provided materials. *Note, Balance Sheet and Income Statement figures represent FORT's standalone financials, not the pro-forma combined entity. $'000s, Audited 2024 2025 Total Revenue $7,170 $11,585 Gross Profit $5,054 $7,674 Gross Margin 70.5% 66.2% Research & Development $5,123 $6,265 Sales & Marketing 2,084 2,441 General & Administrative 3,133 3,560 Operating Expenses $10,340 $12,266 Operating (Loss) Income ($5,286) ($4,592) Net (Loss) Income ($5,496) ($4,596) 42

A Decade-Long Headstart

2012

Founding team created the predecessor to FORT, Humanistic Robotics ("HRI"), one of the early robotics partners of the US military. HRI's landmine & Improvised Explosive Device (IED) clearance products were deployed globally and at scale

DARPA

Each competing team in the globally-recognized DARPA Robotics Challenge was required to use Humanistic Robotics' Wireless Emergency Stop, creating significant brand and technology awareness and introducing an innovative expansion roadmap

2018

FORT Robotics was founded with acquisition of Humanistic Robotics' safety system. FORT has since expanded HRI's safety system into the leading distributed control platform for mobile, autonomous machines in shared human spaces

TODAY

FORT Robotics offers safety solutions for over 600+ customers, accounting for 19,500+ deployed units. With distributed control technology, third-party safety certifications, and horizontal adoption, FORT has established a growing presence as a safety platform for robots and physical AI systems around the world

43 FORT

DISTRIBUTED CONTROL:

FORT is a Foundation of Physical AI Safety

Legacy safety is isolated to the machine, but the inputs that determine Physical AI safety are distributed – across the **machine**, **worksite**, **remote operations**, and the **cloud**

FORT's distributed control acts as a neural bridge, providing a unified way to command and control machines across disparate control networks and wireless protocols (PAN/LAN/WAN). This creates **one certifiable, deterministic safety standard**

FORT's certified distributed control platform has been deployed across 600+ of the companies that matter, establishing the industry standard

With distributed control in place, we believe FORT becomes the universal hub where high-value ecosystem services can be plugged in without rebuilding the stack –including **AI intelligence**, **safety data**, **developer tools**, **cybersecurity**, and **usage-based insurance**



SITE SENSORS
ACCESS CONTROL
WORKERS & WEARABLES
EDGE AUTONOMY
ADDITIONAL EQUIPMENT
OFFSITE CONTROL ROOM
PAN (personal) <10M RANGE
LAN (local) <1KM RANGE
WAN (wide) GLOBAL REACH
ON-PREMISIS INTELLIGENCE
CLOUD INTELLIGENCE

44 FORT

45 Risk Factors Risks Related to FORT's Business and Industry • FORT has incurred significant operating losses since inception and it cannot assure you that it will ever achieve or sustain profitability. • FORT has a limited operating history, and its recent growth may not be indicative of its future growth, and FORT may not be able to sustain its revenue growth rate in the future. • Failure to manage FORT's planned growth could place a significant strain on its resources. • FORT may be unsuccessful in achieving its organic growth strategies, which could limit its revenue growth or financial performance. • The market for FORT's platform, products and services is relatively new and rapidly evolving, with uncertain growth expectations which may adversely affect FORT's future results and the trading price of its common stock. • Real or perceived design flaws, errors, defects, glitches, bugs or malfunctions in FORT's platform, products and services, failure of FORT's platform or products to perform as expected, connectivity issues or user errors can result in lower than expected return on investment for customers, personal injury or property damage and significant security or safety concerns, and FORT's warranty obligations may result in unanticipated costs, each of which could materially and adversely affect FORT's results of operations, financial condition or reputation. • Even if FORT's platform and products perform properly and its platform and products are used as intended, if personal injuries occur while operating FORT's platform, products or third-party systems or products that incorporate FORT's platform and products, FORT could be exposed to liability and FORT's results of operations, financial condition and reputation may be adversely affected. • FORT does not control certain aspects of the manufacturing process and if critical components or raw materials used to manufacture FORT's products become scarce or unavailable, then FORT may incur delays in manufacturing and delivery of FORT's products and in completing FORT's development programs, which could damage FORT's business. • Material delays or defaults in customer payments could leave FORT unable to cover expenditures, including the payment of FORT's suppliers and contractors. • Certain of FORT's officers, employees, contractors and other service providers may work in environments that involve inherent risks, and a failure to maintain a safe work environment could result in significant losses. • FORT's products are subject to a lengthy sales cycle and FORT's customers may cancel or change their product plans after FORT has expended substantial time and resources in the design of their products. • FORT's platform, products and services have only been developed in the last several years and FORT has had only limited opportunities to deploy and assess their performance in the field at full scale. • If FORT fails to respond to evolving technological changes and artificial intelligence, FORT's platform, products and services could become obsolete or less competitive. • FORT expects to continue to incur substantial R&D costs and devote significant resources to identifying and commercializing new products, which could significantly increase FORT's losses and may never result in revenue. • If FORT's platform and products do not interoperate with FORT's customers' other systems, the purchase or use of FORT's platform, products and services may be delayed or cancelled. • FORT operates in a competitive market, which may adversely affect its business, financial condition and results of operations. • The implementation of AI and machine learning technologies in FORT's products may result in reputational harm, liability, increased expenditures, or other adverse consequences to FORT's business operations. • Cyberattacks through security vulnerabilities could lead to disruption of business, reduced revenue, increased costs, liability claims, or harm to FORT's reputation or competitive position. • FORT faces uncertainty and adverse changes in the economy. • FORT currently does not have long-term supply contracts with guaranteed pricing, which exposes FORT to fluctuations in component, materials and equipment prices. Substantial increases in these prices would increase FORT's operating costs and could adversely affect FORT's business, prospects, financial condition and operating results. • If the estimates and assumptions FORT has used to calculate the size of FORT's addressable market opportunity are inaccurate, FORT's future growth rate may be limited. • FORT may engage in merger and acquisition activities and joint ventures, which could require significant management attention, disrupt FORT's business, dilute stockholder value, and adversely affect FORT's operating results. • If FORT fails to develop and maintain widespread positive awareness of FORT's brand, FORT's business may suffer. • FORT relies on FORT's management team and other key team members and will need additional personnel to grow FORT's business, and the loss of one or more key team members or FORT's inability to hire, integrate, train and retain qualified personnel, could harm FORT's business. • FORT will be affected by operational risks and may not be adequately insured for certain risks. • Key business metrics and other estimates are subject to inherent challenges in measurement and to change as FORT's business evolves, and FORT's business, operating results, and financial condition could be adversely affected by real or perceived inaccuracies in those metrics or any changes in metrics FORT discloses. • FORT is subject to legal and regulatory proceedings and commercial or contractual disputes from time to time, which could have an adverse effect on FORT's profitability and financial position. • FORT is subject to, and must remain in compliance with, numerous laws and governmental regulations across various jurisdictions concerning the manufacturing, use, distribution and sale of FORT's products. • FORT is subject to various environmental laws and regulations that could impose substantial costs. • FORT is subject to U.S. and foreign anti-corruption and anti-money laundering laws and regulations. FORT can face criminal liability and other serious consequences for violations, which can harm FORT's business. • Failures, or perceived failures, to comply with privacy, data protection, and information security requirements in the variety of jurisdictions in which FORT operates may adversely impact FORT's business. Such legal requirements are evolving, uncertain and may require improvements in, or changes to, FORT's policies and operations. • If FORT's products do not comply with certain third party industry, safety and regulatory standards, FORT's business could be adversely affected. Risks Related to FORT's Intellectual Property • FORT's ability to protect FORT's intellectual property and proprietary technology is uncertain. • FORT's business may suffer if it is alleged or found that FORT's products infringe the intellectual property rights of others. • If FORT is unable to protect the confidentiality of FORT's proprietary information, the value of FORT's technology and products could be adversely affected. • FORT uses open-source software in FORT's products and services that may subject FORT's products and services to general release or require FORT to re-engineer FORT's products and services, which may cause harm to FORT's business. • Intellectual property rights do not necessarily address all potential threats to FORT's competitive advantage. • If FORT is unable to obtain and maintain patent protection for its products and technology, or if the scope of the patent protection obtained is not sufficiently broad or robust, its competitors could develop and commercialize products and technology similar or identical to FORT's, and FORT's ability to successfully commercialize its products and technology may be adversely affected. Moreover, FORT's trade secrets could be compromised, which could cause it to lose the competitive advantage resulting from these trade secrets. • Our patent applications may not result in issued patents or our patent rights may be contested, circumvented, invalidated or limited in scope, any of which could have a material adverse effect on our competitive position. • We may face patent infringement and other intellectual property claims that could be costly to defend, result in injunctions and significant damage awards or other costs (including indemnification of third parties or costly licensing arrangements (if licenses are available at all)) and limit our ability to use certain key technologies in the future or require development of non-infringing products, services, or technologies, which could result in a significant expenditure and otherwise harm our business.

46 Risk Factors (Cont.) Risks Related to FORT's Financial Results • FORT will need to generate significant sales to achieve profitable operations. • FORT's future profitability may be dependent upon achieving cost reductions and projected economies of scale from increasing manufacturing quantities of FORT's products. Failing to achieve such reductions in manufacturing costs and projected economies of scale could materially adversely affect FORT's business. • If business growth falls short of expectations, FORT may need to obtain additional capital to fund FORT's growth, operations, and obligations. • FORT's revenue is not predictable and recognition of a significant portion of it will be deferred into future periods. • If FORT's internal controls over financial reporting or FORT's disclosure controls and procedures are not effective, FORT may not be able to accurately report FORT's financial results, prevent fraud or file FORT's periodic reports in a timely manner, which may cause investors to lose confidence in FORT's reported financial information and may lead to a decline in FORT's stock price. • FORT's ability to use net operating loss carryforwards and certain other tax attributes may be limited. Additional Risks Related to Ownership of the Post-Closing Company's Common Stock Following the Business Combination and the Post-Closing Company Operating as a Public Company • An active market for the Post-Closing Company's securities may not develop, which may adversely affect the liquidity and price of its securities. • The market price of shares of the Post-Closing Company's common stock may be volatile, which could cause the value of your investment to decline and may be less than the redemption price paid by public shareholders in connection with the business combination. • If the Post-Closing Company's operating and financial performance in any given period does not meet the guidance provided to the public or the expectations of investment analysts, the market price of the Post-Closing Company's common stock may decline. • FORT's financial results may vary significantly from period to period due to fluctuations in FORT's operating costs, product demand and other factors. • Short sellers may engage in manipulative activity intended to drive down the market price of the Post-Closing Company's common stock, which could also result in related regulatory and governmental scrutiny, among other effects. • If securities or industry analysts do not publish research or reports about the Post-Closing Company's business or publish negative reports about its business, the Post-Closing Company's share price and trading volume could decline. • The Post-Closing Company does not intend to pay cash dividends for the foreseeable future. • Following the business combination, the Post-Closing Company is expected to be an emerging growth company and a smaller reporting company within the meaning of the Securities Act, and to the extent the Post-Closing Company takes advantage of certain exemptions from disclosure requirements available to emerging growth companies or smaller reporting companies, this could make the Post-Closing Company's securities less attractive to investors and may make it more difficult to compare the Post-Closing Company's performance with other public companies. • If a significant number of NTWO Class A Ordinary Shares are tendered for redemption in connection with the business combination, the stock ownership of the Post-Closing Company will be highly concentrated, which will reduce the public "float" and may have a depressive effect on the market price of the common stock of the Post-Closing Company. • There is no guarantee that a decision not to tender their NTWO Class A Ordinary Shares for redemption by any NTWO public shareholders will put such shareholders in a better future economic position and such shareholders will experience immediate dilution as a result of the issuance of Post-Closing Company common stock as consideration in connection with the business combination, as well as from the PIPE Investment. • Following the Closing, Post-Closing Company warrants will become exercisable for Post-Closing Company common stock, which will increase the number of shares eligible for future resale in the public market and result in dilution to Post-Closing Company shareholders. • Subsequent to the consummation of the business combination, the Post-Closing Company may issue additional shares of common stock, which may increase the number of shares eligible for future resale in the public market and result in dilution to its stockholders. • Market values of growth-oriented companies like FORT, particularly companies that entered into business combination agreements with SPACs, have at times been affected by adverse economic and market forces which may induce downward pressure on the price and trading volume of the Post-Closing Company common stock. • FORT and NTWO will incur significant transaction costs, which could be higher than currently anticipated, and these transaction costs add risk to the Post-Closing Company's ability to be a going concern and/or act on the Post-Closing Company's business plan. • The officers and directors of NTWO or FORT may resign upon completion of the business combination, and the loss of key personnel could negatively impact the operations and profitability of the Post-Closing Company. • Subsequent to the completion of the business combination, the Post-Closing Company may be required to take write-downs, write-offs, restructuring, impairment or other charges that could have a significant negative effect on its financial condition, results of operations and stock price. • The Post-Closing Company's structure following the business combination may be less tax-efficient to stockholders and warrant holders than anticipated, and the Post-Closing Company's tax obligations may be more complex, burdensome and/or uncertain. General Risk Factors • FORT's employees and independent contractors may engage in misconduct or other improper activities, which could have an adverse effect on FORT's business, prospects, financial condition and operating results. • Investments in FORT may be subject to regulations governing direct and indirect foreign acquisitions of and investments in U.S. businesses. If applicable, such regulations may impose conditions or limitations on a foreign investor's ownership of and rights with respect to FORT (including, but not limited to, limits on an investor's total ownership interest in and/or information and governance rights with respect to FORT).

47 Risk Factors (Cont.) Risks Related to FORT's Organizational Structure Following the Business Combination • FORT has incurred and will continue to incur significant expenses and administrative burdens as a public company, which may adversely affect FORT's business, prospects, financial condition, and results of operations. • Provisions contained in the Proposed Certificate of Incorporation, the Proposed Bylaws and governing law of the jurisdiction of the Post-Closing Company could prevent a takeover that stockholders consider favorable and could also reduce the market price of the Post-Closing Company's stock. • Claims for indemnification by the Post-Closing Company's directors and officers may reduce the Post-Closing Company's available funds to satisfy successful third-party claims against the Post-Closing Company and may reduce the amount of money available to the Post-Closing Company. • Future resales of common stock may cause the market price of the Post-Closing Company's securities to drop significantly, even if the Post-Closing Company's business is doing well. • Future issuances of debt securities and equity or equity-linked securities may adversely affect the market price of the Post-Closing Company's common stock and may be dilutive to existing stockholders. • Nasdaq may not list the Post-Closing Company's securities on its exchange, and the Combined Company may not be able to comply with the continued listing standards of Nasdaq, which could limit investors' ability to make transactions in the Combined Company's securities and subject the Combined Company to additional trading restrictions. • FORT's business and operations could be negatively affected if FORT becomes subject to litigation, including any securities litigation or stockholder activism, which could cause FORT to incur significant expense, hinder execution of business and growth strategy and impact FORT's stock price. • Securities of companies formed through mergers such as the business combination may experience a material decline in price relative to the share price of the NTWO Class A Ordinary Shares prior to the business combination. Risks Related to NTWO and the Business Combination • The consummation of the proposed business combination is subject to a number of conditions and, if those conditions are not satisfied or waived, the definitive agreements relating to the proposed business combination, including the Merger Agreement, may be terminated in accordance with such definitive agreement's terms and the proposed business combination may not be completed. • The ability of NTWO's shareholders to exercise redemption rights with respect to a large number of outstanding NTWO Class A Ordinary Shares may prevent NTWO from optimizing the business combination's capital structure. • Prior to or after the Closing, Nasdaq may delist NTWO Class A Ordinary Shares or Nasdaq may delist Post-Closing Company common stock, as applicable, from trading on its exchange, which could limit investors' ability to transact in NTWO's securities and subject NTWO to additional trading restrictions. • Upon the Closing, the rights of holders of Post-Closing Company common stock arising under the governing law of the jurisdiction of the Post-Closing Company will differ from and may be less favorable to the rights of holders of NTWO Ordinary Shares arising under the Companies Act. • There are risks to unaffiliated investors by taking FORT public through a merger rather than through an underwritten offering. • Subsequent to the completion of the business combination, the Post-Closing Company may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on the Post-Closing Company's financial condition, results of operations and stock price, which could cause you to lose some or all of your investment. • A market for the Post-Closing Company's securities may not develop, which may adversely affect the liquidity and price of the Post-Closing Company's securities and may limit your ability to sell such securities. • If the business combination's benefits do not meet the expectations of investors, stockholders or financial analysts, the market price of the Post-Closing Company's securities may decline. • Regulatory delays could cause NTWO to be unable to consummate the business combination. • CFIUS or other regulatory agencies may modify, delay or prevent the business combination. • Following the consummation of the business combination, the Post-Closing Company's only significant asset will be its ownership interest in the FORT business, and such ownership may not be sufficiently profitable or valuable to enable the Post-Closing Company to satisfy the Post-Closing Company's other financial obligations. • Past performance by members of NTWO's management team or NTWO's strategic and operating partners may not be indicative of future performance of an investment in NTWO. • Delays in the government budget process or a government shutdown may materially adversely affect NTWO's and FORT's ability to complete the business combination, or the operations of the Post-Closing Company following the closing of the business combination. • If NTWO is deemed to be an investment company under the Investment Company Act, it may be required to institute burdensome compliance requirements and its activities may be restricted, which may make it difficult for it to complete NTWO's initial business combination. • The Post-Closing Company may be subject to a 1% U.S. federal excise tax in connection with redemptions of the Post-Closing Company common stock. • NTWO's Sponsor and NTWO's officers and directors have interests in the proposed business combination that are different from or are in addition to other NTWO shareholders in recommending that NTWO shareholders vote in favor of approval of the Proposed Business Combination. • The Post-Closing Company will need to raise additional capital to act on its business plan and such additional capital may not be available on acceptable terms, or at all, any inability to raise such additional capital adds risk to the Post-Closing Company's ability to be a going concern For additional risks relating to Newbury Street II Acquisition Corp (the "Newbury Street" or "NTWO") operations, see the section titled "Risk Factors" contained in (i) Newbury Street's Form S-1 Registration Statement, (ii) Annual Report on Form 10-K for the year ended December 31, 2025, filed with the U.S. Securities and Exchange Commission (the "SEC") on March 6, 2026, (iii) Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2025 and September 30, 2025, filed with the SEC on May 15, 2025 and November 14, 2025, respectively, and (iv) other filings with the SEC. As of the date of this presentation, there have been no material changes to such risk factors. Any of these previously disclosed risk factors could result in a significant or material adverse effect on our results of operations or financial condition. Additional risks not presently known to us or that we currently deem immaterial may also adversely affect our business, financial condition, results of operations or ability to consummate the proposed transaction. Newbury Street may disclose changes to such risk factors or additional risk factors from time to time in our future filings with the SEC.